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                                                                    Exhibit 99.2
                                VOTING AGREEMENT


     This VOTING AGREEMENT is entered into on May 3, 2001, by and between Charles E. Smith Residential Realty, Inc., a Maryland corporation ("Smith"), and [See Exhibit A for list of trustees who have executed the agreement] ("Shareholder").

     WHEREAS, the Shareholder is the beneficial owner of common shares of beneficial interest, $1.00 par value per share (the "Common Shares"), of Archstone Communities Trust, a Maryland real estate investment trust ("Archstone");

     WHEREAS, Archstone, New Garden Residential Trust, a Maryland real estate investment trust ("New Archstone"), Smith and Charles E. Smith Residential Realty, L.P., a Delaware limited partnership ("L.P."), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for New Archstone to create a wholly owned subsidiary ("Archstsone Merger Sub"), for Archstone Merger Sub to merge with and into Archstone with Archstone surviving as a wholly owned subsidiary of New Archstone, for the merger of Smith with and into New Archstone, and for the merger of L.P. into Archstone, all such transactions on the terms and subject to the conditions set forth in the Merger Agreement (all such transactions collectively referred to as the "Merger");

     WHEREAS, the Shareholder desires to facilitate the consummation of the Merger, and for such purpose the Shareholder has agreed to vote all of the Common Shares owned by the Shareholder as of the date hereof and any shares acquired by Shareholder after the date hereof, of either Archstone or New Archstone (all such Common Shares are collectively referred to as the "Securities") as provided in this Agreement; and

     WHEREAS, as a condition of Smith to enter into the Merger Agreement, it is a requirement of the Merger Agreement that the Shareholder enters into this Agreement.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Agreement to Vote.

          (a) At such time as Archstone conducts a meeting of, solicits written consents from, or otherwise seeks a vote of, its shareholders and/or limited partners for the purpose of approving the Merger or any of the transactions contemplated by the Merger, the Shareholder agrees, subject to
     Section 1(b) below, to vote all of the Securities, as applicable, beneficially owned by him or with respect to which he exercises voting power (directly or indirectly) in favor of the Merger and all other actions contemplated by the Merger Agreement or otherwise necessary or desirable for the consummation of the Merger.
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          (b) Notwithstanding any other provision of this Agreement, the
     Shareholder may terminate this Agreement and be released from all obligations to vote his Securities in accordance with the provisions of this Agreement in the event the Merger Agreement is terminated.

     2. Waiver of Dissenters' Rights. The Shareholder hereby agrees to waive any dissenters' rights which may be available under applicable Maryland law in connection with the Merger and the Merger Agreement.

     3. Representations, Warranties and Covenants of Shareholder. The Shareholder represents and warrants to, and agrees with, Smith that:

          (a) this Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and legally binding obligation of the Shareholder enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

          (b) the Shareholder is not subject to or obligated under any provision of (i) any contract, (ii) any license, franchise or permit or (iii) any law, regulation, order, judgment or decree that would be breached or violated by the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, which breach or violation would materially and adversely affect the Shareholder's ability to perform any of his obligations under this Agreement;

          (c) no authorization, consent or approval of, or any filing with, any public body or authority is necessary for consummation by the Shareholder of the transactions contemplated by this Agreement, other than where the failure to make such filings or obtain such authorizations, consents or approvals would not materially and adversely affect the Shareholder's ability to perform his obligations under this Agreement;

          (d) as of the date of this Agreement, the Securities beneficially owned by the Shareholder consist of the Common Shares set forth on Schedule 1;

          (e) on the date hereof the Shareholder has, and the Shareholder will have at all times up to the termination of this Agreement, the unrestricted power to vote his Securities, as applicable; and

          (f) the Shareholder will not sell, transfer, hypothecate, pledge, encumber or otherwise dispose of any of his Securities or any interests therein, or grant any option or other right with respect thereto, without the prior written consent of Smith provided, however, that nothing herein shall prevent (i) the sale, transfer, hypothecation, pledge, encumbrance, or other disposition of any of such Securities, provided that the purchaser, transferee, or pledgee thereof agrees in writing, prior to such sale, transfer, hypothecation, pledge, encumbrance or

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     other disposition, to be bound by the terms of this Agreement or (ii) the continuance of current pledges of the Securities in effect on the date hereof.

     4. Expenses. Each party hereto will pay its own expenses incurred in connection with this Agreement.

     5. Amendment; Assignment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Smith and the Shareholder. Smith may not assign any of its rights or obligations under this Agreement without the prior written consent of the Shareholder. The Shareholder may not assign any of its rights or obligations under this Agreement without the prior written consent of Smith.

     6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by an overnight courier or when delivered by hand, or (c) confirmation of receipt when sent by certified or registered mail, postage prepaid, addressed to the applicable parties as follows:

          If to the Shareholder:

          [insert name of Shareholder]
          c/o Archstone Communities Trust
          7670 South Chester Street, Suite 100
          Englewood, Colorado  80112
          Facsimile:  (303) 858-0021
          Attention:  General Counsel

          with a copy to:
          Mayer, Brown & Platt
          190 South LaSalle Street
          Chicago, Illinois   60603
          Facsimile No.: (312) 701-7711
          Attention:  Michael T. Blair

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          If to Smith:

          Charles E. Smith Residential Realty, Inc.
          2345 Crystal Drive
          Crystal Park #4
          Arlington, Virginia   22202
          Facsimile No.: (703) 769-1312
          Attention:  General Counsel

          with a copy to:
          Hogan & Hartson L.L.P.
          555 Thirteenth Street, N.W.
          Washington, D.C.  20549
          Facsimile No.:  (202) 637-5910
          Attention:  Bruce W. Gilchrist
                      J. Warren Gorrell, Jr.

or to such other address as the party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same document.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (without giving effect to the provisions thereof relating to conflicts of law).

     9. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parities hereto with respect to the subject matter hereof.

     11. Term. This Agreement shall immediately terminate upon the earlier of either (a) the Effective Time (as defined in the Merger Agreement) or (b) the date of termination of the Merger Agreement. None of the representations, warranties, covenants or agreements in this Agreement shall survive the termination of this Agreement.

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     12.  Severability.  If any term, provision, covenant or restriction of this
Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     13. Further Assurances. The Shareholder will, upon the request of Smith, execute and deliver such documents and take such action deemed by Smith to be reasonably necessary to effectuate the purposes of this Agreement.

     14. Remedies. The Shareholder agrees that, for any violation of this Agreement, Smith shall have the right to seek equitable relief in any court of competent jurisdiction to require that the Shareholder comply with the terms of this Agreement.

     15. Shareholder Capacity. The Shareholder has executed this Agreement solely in his capacity as a securityholder of Archstone or New Archstone and not in his capacity as an officer, director, employee or manager of Archstone or New Archstone without limiting the foregoing, nothing in this Agreement shall limit or affect any actions taken by the Shareholder in his capacity as an officer, trustee, employee or manager of Archstone or New Archstone in connection with the exercise of Archstone's or New Archstone's rights under the Merger Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the day and year first above written.

                                    CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                                    By:_______________________________
                                       Name:__________________________
                                       Title:_________________________



                                     _________________________________
                                         [insert name of shareholder]

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                                   Schedule 1
                                   ----------



Number of Common Shares Beneficially Owned:
------------------------------------------

   [insert number from attached Exhibit A]


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                                   EXHIBIT A
                                   ---------

The following trustees of Archstone Communities Trust have executed the Voting Agreement and own the number of common shares of Archstone Communities Trust set forth next to their name:

Name                  Number of Shares
----                  ----------------
James A. Cardwell               38,956
Ned S. Holmes                   18,804
James H. Polk, III              16,778
John M. Richman                 15,500
John C. Schweitzer              59,250
R. Scot Sellers                340,634


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